Exhibit 99.1



               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION


         On September 11, 1997, Seagull Energy Corporation, a Texas corporation ("Seagull" or the "Company"), entered into a Share Sale Agreement with Rio Alto Exploration Ltd. ("Rio Alto") regarding the sale of Seagull's Canadian oil and gas subsidiary, Seagull Energy Canada Ltd. ("Seagull Canada"). The unaudited pro forma condensed statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996 give effect to the sale of Seagull Canada as if the disposition had occurred on January 1, 1996. The unaudited pro forma condensed balance sheet as of June 30, 1997 gives effect to the sale of Seagull Canada as if the disposition had occurred on June 30, 1997.

         The unaudited pro forma information presented is based on the historical consolidated financial statements of Seagull and should be read in conjunction with such financial statements and the related notes thereto. Certain reclassifications have been made to 1996 information to conform to the presentation used in 1997. The unaudited pro forma information presented does not purport to be indicative of actual results, as if the disposition had been in effect on the dates or for the periods indicated, or of future results.

                                      SEAGULL ENERGY CORPORATION
                                               PRO FORMA
                                        STATEMENT OF OPERATIONS
                            (Amounts in Thousands Except Per Share Amounts)



                                                                Six Months Ended June 30, 1997
                                            -----------------------------------------------------------------------
                                                                Seagull          Pro Forma
                                               Seagull          Canada          Adjustments            Pro Forma
                                            -------------   ---------------  ------------------     ---------------
                                                                  (A)
 Revenues:
   Oil and gas operations                    $  230,410      $    18,384                             $   212,026
   Alaska transmission and distribution          51,343                -                                  51,343
                                            -------------   ---------------  ------------------     ---------------
                                                281,753           18,384                     -           263,369
                                            -------------   ---------------  ------------------     ---------------

 Costs of Operations:
   Alaska transmission and distribution
     cost of gas sold                            23,966                -                                  23,966
   Operations and maintenance                    83,876            5,887                                  77,989
   Exploration charges                           16,299            1,469                                  14,830
   Depreciation, depletion and amortization      87,772            7,595                                  80,177
   General and administrative                     5,423                -                                   5,423
                                            -------------   ---------------  ------------------     ---------------
                                                217,336           14,951                    -            202,385
                                            -------------   ---------------  ------------------     ---------------

 Operating Profit (Loss)                         64,417            3,433                    -             60,984
 Other (Income) Expense:
   Interest expense                              19,995            1,360            (3,125)     (B)       15,510
   (Gain) loss on sales of property,
      plant and equipment, net                      118              (15)                                    133
   Interest income and other                     (1,031)              (6)                                 (1,025)
                                            -------------   ---------------  ------------------     ---------------

 Income Before Income Taxes                      45,335            2,094             3,125                46,366
                                            -------------   ---------------  ------------------     ---------------

 Income Tax Expense                              25,460            1,332             1,094      (C)       25,222
                                            -------------   ---------------  ------------------     ---------------


 Net Income                                  $   19,875     $        762     $       2,031          $     21,144
                                            =============   ===============  ==================     ===============

 Earnings Per Share                          $     0.31                                             $       0.33
                                            =============                                           ===============

 Weighted Average Number of Common
      Shares Outstanding                         64,028                                                   64,028
                                            =============                                           ===============





         See accompanying notes to unaudited pro forma condensed statement of operations.

                                      SEAGULL ENERGY CORPORATION
                                               PRO FORMA
                                         STATEMENT OF OPERATIONS
                             (Amounts in Thousands Except Per Share Amounts)




                                                                Year Ended December 31, 1996
                                           -----------------------------------------------------------------------
                                                              Seagull          Pro Forma
                                              Seagull         Canada          Adjustments             Pro Forma
                                           -------------  ---------------  ------------------      ---------------
                                                                (A)
 Revenues:
     Oil and gas operations                 $   419,595   $       33,816                           $      385,779
     Alaska transmission and distribution        97,616                -                                   97,616
                                           -------------  ---------------  ------------------      ---------------
                                                517,211           33,816                   -              483,395
                                           -------------  ---------------  ------------------      ---------------

 Costs of Operations:
     Alaska transmission and distribution
         cost of gas sold                        42,600                -                                   42,600
     Operations and maintenance                 147,294           14,147                                  133,147
     Exploration charges                         50,772            4,295                                   46,477
     Depreciation, depletion and
        amortization                            155,669           16,856                                  138,813
     General and administrative                  17,433                -                                   17,433
                                           -------------  ---------------  ------------------      ---------------
                                                413,768           35,298                   -              378,470
                                           -------------  ---------------  ------------------      ---------------

 Operating Profit (Loss)                        103,443           (1,482)                  -              104,925
 Other (Income) Expense:
     Merger expense                               9,982                -                                    9,982
     Interest expense                            44,842            4,191             (6,170)  (B)          34,481
     (Gain) loss on sales of property,
         plant and equipment, net                (1,088)            (501)                                    (587)
     Interest income and other                   (5,149)            (350)                                  (4,799)
                                           -------------  ---------------  ------------------      ---------------
                                                 48,587            3,340             (6,170)               39,077
                                           -------------  ---------------  ------------------      ---------------

 Income (Loss) Before Income Taxes               54,856           (4,822)             6,170                65,848

 Income Tax Expense                              25,895            1,375              2,160  (C)           26,680
                                           -------------  ---------------  ------------------      ---------------


 Net Income (Loss)                          $    28,961    $      (6,197)  $          4,010        $       39,168
                                           =============  ===============  ==================      ===============

 Earnings Per Share                         $     0.45                                             $         0.61
                                           =============                                           ===============

 Weighted Average Number of Common
     Shares Outstanding                         64,073                                                     64,073
                                           =============                                           ===============



                 See accompanying notes to unaudited pro forma condensed statement of operations.




                          NOTES TO UNAUDITED PRO FORMA
                       CONDENSED STATEMENTS OF OPERATIONS


         The Company expects to close the transaction no later than early in the fourth quarter 1997. These pro forma financial statements do not include any purchase price adjustments to be determined upon closing, which are not expected to be material to the financial information presented herein.

(A) To remove the results of operations of Seagull Canada.

(B) To reduce interest expense to give effect to the use of net proceeds from the disposition to reduce amounts outstanding under U.S. and Canadian credit facilities.

(C) To adjust U.S. federal incomes taxes for the impact of the adjustments described in Note (B) above. This amount does not include the tax benefits that are expected to be realized upon closing of the sale of approximately $4.0 million.

                                          SEAGULL ENERGY CORPORATION
                                                   PRO FORMA
                                            CONDENSED BALANCE SHEET
                                             (Amounts in Thousands)


                                                                         June 30, 1997
                                                   ------------------------------------------------------------
                                                                     Seagull         Pro Forma
                                                      Seagull        Canada         Adjustments     Pro Forma
                                                   -------------  -------------   --------------  -------------
                                                                      (A)
 Assets
     Current Assets:
        Cash and cash equivalents                   $   29,465    $         38              -      $    29,427
        Accounts receivable, net                       149,346           4,565                         144,781
        Inventories                                     13,638             638                          13,000
        Prepaid expenses and other                      15,271             360                          14,911
                                                   -------------  -------------   ------------      -----------
           Total Current Assets                        207,720           5,601              -          202,119

     Property, Plant and Equipment - at cost
       (successful efforts method for oil and
        gas properties)                              2,177,335         248,189                       1,929,146
     Accumulated Depreciation, Depletion and
        Amortization                                   890,298          57,166                         833,132
                                                   -------------   ------------   ------------      -----------
                                                     1,287,037         191,023              -        1,096,014
     Other Assets                                       43,011             456                          42,555
                                                   -------------   ------------   ------------      -----------
    Total Assets                                    $1,537,768     $   197,080    $         -       $1,340,688
                                                   =============   ============   ============      ===========


 Liabilities and Shareholders' Equity
     Current Liabilities:
        Accounts and note payable                   $  158,140     $    4,346                       $  153,794
        Accrued expenses                                45,028            877                           44,151
        Current maturities of long-term debt             7,247              -               -            7,247
                                                   -------------   ------------   ------------      -----------
           Total Current Liabilities                   210,415          5,223                          205,192

     Long-Term Debt                                    588,752         64,436        (113,064)(B)      411,252
     Other Noncurrent Liabilities                       60,348            103                           60,245
     Deferred Income Taxes                              42,154         23,589          (4,000)(C)       14,565

     Redeemable Bearer Shares                           15,837              -                           15,837

     Shareholders' Equity                              620,262        103,729         117,064 (D)      633,597

     Commitments and Contingencies                           -                                               -
                                                   -------------   -----------    ------------      -----------

     Total Liabilities and Shareholders' Equity     $1,537,768     $  197,080     $         -       $1,340,688
                                                   =============   ===========    ============      ===========


                      See accompanying notes to unaudited pro forma condensed balance sheet.




                          NOTES TO UNAUDITED PRO FORMA
                             CONDENSED BALANCE SHEET

         The Company expects to close the transaction no later than early in the fourth quarter 1997. These pro forma financial statements do not include any purchase price adjustments to be determined upon closing, which are not expected to be material to the financial information presented herein.

(A) To remove  the  assets,  liabilities  and  shareholders'  equity of  Seagull
Canada.

(B) To reflect estimated use of net proceeds at June 30, 1997 to repay all the long-term debt of Seagull Canada ($64.4 million) and the remainder to reduce Seagull's long-term debt ($113.1 million).

(C) To record the estimated income tax benefit of $4 million associated with the sale of Seagull Canada.

(D) To (i) record the gain on sale of Seagull Canada, including the related income tax benefit, as if the disposition had occurred on June 30, 1997, and
(ii) reflect shareholders' equity of Seagull Canada as of June 30, 1997.